UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2014

NETSUITE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33870	94-3310471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2955 Campus Drive

Suite 100

San Mateo, CA 94403-2511

(Address of principal executive offices, including zip code)

(650) 627-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2014, the Compensation Committee of the Board of Directors (the “Committee”) of NetSuite Inc. (the “Company”) approved the following salary and performance based cash incentive compensation arrangements for the Company’s named executive officers for calendar year 2014:

Base Salary

The Committee approved increases in the base salaries for James McGeever and Ron Gill as set forth below, effective January 1, 2014. The base salaries of all other named executive officers currently employed with the Company remained unchanged from 2013.

Named Executive Officer	Position	Current Base Salary	Base Salary Effective January 1, 2014
James McGeever	Chief Operating Officer	$360,000	$380,000
Ron Gill	Chief Financial Officer	$325,000	$345,000

Executive Performance Based Cash Incentive Plan for 2014

The Committee also approved performance based cash incentive target payouts for 2014 under the Company’s Executive Performance Based Cash Incentive Plan. Such performance based cash incentive target payouts for Messrs. McGeever and Gill are different from the target payouts that were in place for them in 2013. The performance based cash incentive target payouts remained the same as in effect for 2013 for all of our other named executive officers currently employed with the Company. The performance based cash incentive target payouts for Messrs. McGeever and Gill for 2013 and 2014 are as follows:

Named Executive Officer	Position	2013 Cash Incentive Target	2014 Cash Incentive Target
James McGeever	Chief Operating Officer	$360,000	$380,000
Ron Gill	Chief Financial Officer	$225,000	$238,000

The payment of performance based cash incentives for 2014 is based on the achievement, on a quarterly basis, of certain targets by the Company of the financial metrics listed below, and achievement, on a quarterly and annual basis, based on a subjective determination of individual performance by the Committee:

Named Executive Officer	Revenue	Non-GAAP Operating Income	Cash Flow	Subjective Determination of Individual Performance
Zachary Nelson	52.5%	11.25%	11.25%	25%
Evan Goldberg	52.5%	11.25%	11.25%	25%
James McGeever	52.5%	11.25%	11.25%	25%
Ron Gill	52.5%	11.25%	11.25%	25%

For each financial metric listed above, cash incentives are capped at 175% of the applicable target payout. The financial metrics consist of revenue, non-GAAP operating income and cash flow. For the individual performance component, cash incentives are based on the Committee’s subjective determination and are capped at 100% of the applicable target payout.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSUITE INC.

Date: February 18, 2014	By:	/s/ Douglas P. Solomon
Douglas P. Solomon SVP, General Counsel & Secretary